EXHIBIT 10.3

                                                                   Swap Schedule

                                    SCHEDULE
                                     to the
                                Master Agreement
                          (Multicurrency-Cross Border)

                          dated as of November 5, 2007

                                     between

                                           Wells Fargo Bank, N.A., not in its
  Credit Suisse International              individual capacity but solely as
                                  and    Securities Administrator on behalf of
                                           ABFC 2007-WMC1 Trust (the "Trust")


_______________________________         ________________________________________

          ("Party A")                                 ("Party B")


Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of October 1, 2007 (the "PSA") among Asset Backed Funding Corporation, as depositor (the "Depositor"), Saxon Mortgage Services, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee. For the avoidance of doubt, references herein to a particular "Section" of this Agreement are references to the corresponding sections of the Master Agreement; each reference herein to a "Part" will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

                                     Part 1

                             Termination Provisions

(a)   "Specified Entity" means in relation to Party A for the purpose of:

      Section 5(a)(v),     Not Applicable
      Section 5(a)(vi),    Not Applicable
      Section 5(a)(vii),   Not Applicable
      Section 5(b)(iv),    Not Applicable

and in relation to Party B for the purpose of:

      Section 5(a)(v),     Not Applicable
      Section 5(a)(vi),    Not Applicable
      Section 5(a)(vii),   Not Applicable
      Section 5(b)(iv),    Not Applicable

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Certain Events of Default. Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

      Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

      Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B; except that Section 5(a)(ii) will not apply to Party A with respect to Party A's failure to comply with Part 5(b) herein.

      Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

      Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

      Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

      Section 5(a)(vi) (Cross Default) will apply to Party A and will not apply to Party B. "Specified Indebtedness" shall have the meaning specified in
      Section 14 of this Agreement and "Threshold Amount" means 3% of shareholder's equity of the Relevant Entity.

      Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that in respect of Party B, (i) clause (2) thereof shall not apply, (ii) clause (3) thereof shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the PSA (iii) clause (4) thereof shall not apply to Party B to the extent that the relevant proceeding is instituted by a Relevant Entity in breach of Party A's agreement in Part 5(f) of this Schedule, (iv) the words "seeks or" shall be deleted from clause (6) thereof and any appointment that is effected by or pursuant to the PSA and/or any other document pertaining thereto (collectively with the PSA, the "Transaction Documents") shall not constitute an Event of Default under such clause (6), (v) clause (7) thereof shall not apply, (vi) clause (8) thereof shall apply only to the extent not inconsistent with clauses (i) to (iv) of this sentence and
      (vii) clause (9) thereof shall not apply.

      Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

      Notwithstanding anything to the contrary in Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by any Relevant Entity to comply with or perform any obligation to be complied with or performed by such Relevant Entity under any Credit Support Document shall not be an Event of Default under Section 5(a)(i) or Section 5(a)(iii) unless a Fitch Ratings Event has occurred and is continuing and at least 30 calendar days have elapsed since the last time such Fitch Ratings Event first occurred.

(d) Termination Events. The following Termination Events will apply to the parties as specified below:

      Section 5(b)(i) (Illegality) will apply to Party A and Party B.

      Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted in applying Section 5(b)(ii) to Party A only.

      Section 5(b)(iii) (Tax Event Upon Merger) will apply to Party A and Party B; provided that in the event that Party A is the Affected Party in respect of an event described in Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date pursuant to such Section 5(b)(iii).

      Section 5(b)(iv) (Credit Event Upon Merger) will apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

(h) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

      (i) Each of the following shall constitute an Additional Termination Event with Party A as the sole Affected Party:

            (a) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex.

            (b) An S&P Ratings Event has occurred and is continuing and at least 60 calendar days have elapsed since such S&P Ratings Event first occurred.

            (c) A Fitch Ratings Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Ratings Event first occurred and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii).

      (ii) An amendment and/or supplement to the PSA is made without the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required by such document. (Any payments owed to Party A under Section 6(e) of this Agreement as a result of such Additional Termination Event shall be made without regard to the effect of any such amendment, modification or supplement.)

      (iii) The delivery of any irrevocable notice of any termination (or the actual termination) of the Trust (including pursuant to Article
            10.01 of the PSA), any such notice provided pursuant to the PSA, the "Optional Termination Notice". With respect to such Additional Termination Event, (A) notwithstanding anything to the contrary in
            Section 6(b)(iv) or Section 6(c)(i), the Early Termination Date will be the final Distribution Date specified in the Optional Termination Notice in respect of all Affected Transactions; (B) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (C) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date, the Securities Administrator requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Securities Administrator in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Securities Administrator provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date, make the calculations contemplated by
            Section 6(e) (as amended herein) and provide to the Securities Administrator in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (D) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date.

            "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) (as amended herein), taking into account then current market conditions.

      (iv) Upon the occurrence of a Swap Disclosure Event (as defined in Part 5(cc) below) Party A has not, within the greater of (x) five calendar days and (y) three Local Business Days after such Swap Disclosure Event, complied with any of the provisions set forth in
            Part 5(cc)(iii) below. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of an Additional Termination Event described in this Part 1(h)(iv).

                                     Part 2

                               Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, neither party makes any representation.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A hereby makes the following representations:

            (1) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized U.K. bank as defined in Section 840A of the U.K. Income and Corporation Taxes Act of 1988.
            (2) Party A has been approved as a Withholding Foreign Partnership by the U.S. Internal Revenue Service.
            (3) Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.
            (4) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

                                     Part 3

                         Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:--

----------------------- ------------------------------------------------------ -------------------------------------------
  Party required to                   Form/Document/Certificate                      Date by which to be delivered
   deliver document

----------------------- ------------------------------------------------------ -------------------------------------------
Party A and Party B     Any  form  or  document   that  may  be  required  or   On the date hereof,  and promptly upon the
                        reasonably  requested  in order to  allow  the  other   earlier of (i)  reasonable  demand by the
                        party to make a payment under this Agreement  without   other  party and (ii)  learning  that the
                        any  deduction  or  withholding  for or on account of   form or document is required.
                        any Tax or with such  deduction or  withholding  at a
                        reduced rate.

----------------------- ------------------------------------------------------ -------------------------------------------

(b) Other documents to be delivered are:--

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party required                     Form/Document/Certificate                     Date by which to be        Covered by
  to deliver                                                                          delivered            Section 3(d)
   document                                                                                               Representation
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Certified  copy of the  board of  directors'  resolution  (or  Concurrently with the   Yes
Party B          equivalent  authorizing  documentation)  which sets forth the  execution and authority  of each  signatory  to  this  Agreement  and  each  delivery of this
                 Credit  Support  Document  (if any) signing on its behalf and  Agreement.
                 the  authority  of such  party  to  enter  into  Transactions contemplated and performance of its obligations hereunder.

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      Incumbency   certificate   (or,  if  available   the  current  Concurrently with the   Yes
Party B          authorized   signature   book   or   equivalent   authorizing  execution and

                 documentation)  specifying the names,  titles,  authority and  delivery of this specimen  signatures  of the  persons  authorized  to execute  Agreement unless this  Agreement  which sets forth the specimen  signatures of  previously delivered each signatory to this Agreement,  each Confirmation and each  and still in full
                 Credit Support Document (if any) signing on its behalf.        force and effect.

---------------- -------------------------------------------------------------- ----------------------- -------------------
Party A and      An opinion  of  counsel  to such  party  (or,  in the case of  Concurrently with the   No
Party B          Party B, counsel to the Securities  Administrator)  as to the  execution and

                 enforceability   of  this   Agreement   that  is   reasonably  delivery of the
                 satisfactory in form and substance to the other party.         Confirmation unless
                                                                                previously delivered
                                                                                and still in full
                                                                                force and effect.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          All  opinions  of  counsel  to  Party  B and  counsel  to the  Upon execution of       No
                 Servicer, delivered as of the Closing Date.                    this Agreement.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          A copy of (i) the Free Writing  Prospectus  dated November 1,  Promptly upon filing    Yes
                 2007 relating to the public  offering of  Certificates,  (ii)  of each of these the  prospectus  dated  October  31,  2007  of  Asset  Backed  documents with the
                 Funding  Corporation  and  (iii)  the  prospectus  supplement  SEC.
                 dated  November 2, 2007  relating  to the public  offering of the Certificates.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          A fully executed copy of the PSA.                              Promptly upon filing    Yes
                                                                                with the SEC.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          A  copy  of  each  notice  and  report  required  to be  made  As required by the      Yes
                 available  by  Party B or the  Securities  Administrator,  as  PSA.
                 applicable,   under  the  PSA,   including  all  reports  and
                 information  provided  by Party B under  Section  4.06 of the
                 PSA.
---------------- -------------------------------------------------------------- ----------------------- -------------------
Party B          Such other  information in connection  with the  Certificates  Promptly upon request.  Yes
                 (as  defined  in the  PSA)  or the PSA in the  possession  of
                 Party B as Party A may reasonably request from time to time.

---------------- -------------------------------------------------------------- ----------------------- -------------------

                                     Part 4

                                  Miscellaneous

(a)   Addresses for Notices. For the purposes of Section 12(a) of this
      Agreement:

      Party A:

      (1) Address for notices or communications to Party A (other than by facsimile):-

            Address:  One Cabot Square     Attention:  (1)  Head of Credit Risk Management;
                      London E14 4QJ                   (2)  Managing Director -
                      England                               Operations Department;
                                                       (3)  Managing Director - Legal
                                                            Department

            Telex No.: 264521              Answerback:      CSI G

            (For all purposes.)

      (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

            Facsimile No.:  44 20 7888 2686
            Attention:      Managing Director - Legal Department

            Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028

            Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

      Party B:

      Address for notices or communications to Party B:

      Address: 9062 Old Annapolis Rd  Attention: Client Manager - ABFC 2007-WMC1
               Columbia, MD 21045

   with copies to:

   Sixth Street and Marquette Avenue   Attention: Corporate Trust Services -
   Minneapolis, MN 55479                          ABFC 2007-WMC1

(For all purposes.)

(b)   Process Agent. For the purposes of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent:

             Credit Suisse Securities (USA) LLC
             Eleven Madison Avenue
             New York, NY 10010
            Attention:  General Counsel
                        Legal and Compliance Department

      Party B appoints as its Process Agent: Not Applicable.

(c) Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if Party A is the Defaulting Party, the Calculation Agent shall be any designated party mutually agreed to by the parties and the Policy Provider (so long as no Policy Provider Default has occurred and is continuing) until such time as Party A is no longer the Defaulting Party.

(f)   Credit Support Document. Credit Support Document means:-

      With respect to Party A: The 1994 ISDA Credit Support Annex to this Schedule, including Paragraph 13 thereof (the "Credit Support Annex") and any guarantee that is provided to Party B pursuant to Part 5(b) below.

      With respect to Party B: The Credit Support Annex.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Not applicable or, if a guarantee is provided to Party B pursuant to Part 5(b) below, the guarantor providing such guarantee.

      Credit Support Provider means in relation to Party B: Not applicable.

(h) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each Transaction hereunder.

(j) "Affiliate." "Affiliate" shall have the meaning specified in Section 14 of this Agreement, provided, however, that Party A shall be deemed to have no Affiliates for purposes of Section 3(c) of this Agreement and Party B shall be deemed to have no Affiliates.

                                     Part 5
                                Other Provisions

(a)   Definitions.

      This Agreement and each Transaction under this Agreement are subject to the 2006 ISDA Definitions as published and copyrighted in 2006 by the International Swaps and Derivatives Association, Inc. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the PSA. In the event of any inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)   Downgrade Provisions.

      (1)   It shall be a collateralization event (Collateralization Event) if:

            (A) with respect to each Relevant Entity, so long as Fitch is currently rating the Certificates and either (i) such Relevant Entity has both a long term and a short term rating by Fitch and (x) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A-" or below by Fitch or (y) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "F2" or below by Fitch or (ii) if no Relevant Entity has a short-term rating from Fitch, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated "A-" or below by Fitch (such event, a Fitch Collateralization Event); or

            (B) with respect to each Relevant Entity, if such entity is a bank, broker/dealer, insurance company, structured investment vehicle or derivative product company (any such entity, a Financial Institution), so long as Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "A-2" or below by S&P or (ii) if no Relevant Entity has a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated "A" or below by S&P (such event, an S&P Collateralization Event).

            Relevant Entity means (a) Party A, (b) any guarantor under an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement or (c) in respect of any determination relating to a Collateralization Event or Ratings Event in respect of S&P, any rated bank, broker/dealer or insurance company that is the parent of Party A if S&P determines that Party A is core or strategically important to such parent entity.

      (2) Party A may, at any time at which a Collateralization Event has occurred and is continuing, (i) furnish an Eligible Guarantee (as defined below) of Party A's obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined herein) or (ii) effect a Permitted Transfer.

            Eligible Guarantee means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) that is provided by a guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to each Rating Agency and either (A) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any tax) will equal the full amount Party B would have received had no such deduction or withholding been required or
            (B) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under
            Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

            An entity shall satisfy the Hedge Counterparty Ratings Requirement if (a) either (i) if the entity is a Financial Institution, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the entity are rated at least "A-2" by S&P or, if the entity does not have a short-term unsecured and unsubordinated debt rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the entity are rated at least "BBB+" by S&P, or (ii) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P; and (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "F1" by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the entity (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the entity.

            Rating Agency shall mean each of S&P and Fitch.

            Rating Agency Condition means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

            Eligible Replacement means an entity (A) that lawfully could perform the obligations owing to Party B under this Agreement (or its replacement as applicable) and (B)(i) satisfying the Hedge Counterparty Ratings Requirement or (ii) whose present and future obligations owing to Party B are guaranteed pursuant to a guarantee provided by a guarantor satisfying the Hedge Counterparty Ratings Requirements.

            Replacement Transaction means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) and Part 5(t) are not modified) and any other representations regarding the status of the substitute counterparty, notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (B) (x) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (y) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

      (3) It shall be a Ratings Event if at any time after the date hereof (A) so long as S&P is currently rating the Certificates and either (i) if the Relevant Entity is a Financial Institution, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated "BBB" or below by S&P or, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated "A-3" or below by S&P, (ii) if the Relevant Entity is not a Financial Institution, the unsecured and unsubordinated short-term debt obligations of each Relevant Entity are rated "A-2" or below from S&P, or, the long-term unsecured and unsubordinated debt obligations are rated "A" or below by S&P or (iii) if at any time after the date hereof S&P withdraws all of each Relevant Entity's ratings and no longer rates any Relevant Entity (such event, an S&P Ratings Event) or (B) so long as Fitch is currently rating the Certificates and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated below "BBB-" by Fitch, or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated below "F2" by Fitch or (iii) if at anytime after the date hereof Fitch withdraws all of each Relevant Entity's ratings and no longer rates any Relevant Entity (such event, a Fitch Ratings Event).

      (4) Following a Ratings Event, Party A shall use commercially reasonable efforts to, as soon as reasonably practicable and at its own expense: (A) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies the definition of Hedge Counterparty Ratings Requirement or (B) effect a Permitted Transfer.

(c) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

      (vi) Eligible Contract Participant. It is an "eligible contract participant" as such term is defined in Section 35.1 (b) (2) of the regulations (17 C.F.R. 35) promulgated under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

      (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

      (viii) Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

            (1) Capacity. It is entering into the Agreement as principal and not as agent of any person.

            (2) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into each Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

            (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

      (ix)  Party B.

            Party B represents and warrants at all times hereunder that (x) it is not a pension plan or employee benefit plan, and (y) (1) that it is not acting on behalf of any such plan or using assets of any such plan or assets deemed to be assets of any such plan in connection with any Transaction under this Agreement or (2) any pension plan or employee benefits plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any person who is acting on behalf of such a plan, or using assets of such plan or assets deemed to be "plan assets" of such plan for purposes of ERISA or the Code, who purchases a certificate issued by the Trust while this Agreement is in existence (i) shall represent or shall be deemed to represent that the purchase and holding of such certificate is in reliance on at least one of the Prohibited Transaction Class Exemptions of 84-14, 90-1, 91-38, 95-60 or 96-23 or (ii) shall provide an opinion of counsel which states that such purchase and holding is permissible under applicable law and will not result in a prohibited transaction under ERISA or Section 4975 of the Code.

(d)   Section 4 is hereby amended by adding the following new agreement:

      Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and, if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A, upon obtaining actual knowledge of such event or condition.

(e)   Transfer.

      Section 7 of this Agreement is hereby amended to read in its entirety as follows:

      "Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction unless (x) the prior written consent of the other party is obtained and
      (y) the Rating Agency Condition has been satisfied with respect to S&P and Fitch; provided, however, that Party A may make, without the consent of Party B, a Permitted Transfer of this Agreement (a) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, (b) pursuant to
      Section 6(b)(ii), (c) at any time at which a Collateralization Event has occurred and is continuing, or (d) to any office or branch of Party A on at least five Business Days' prior written notice to Party B. Any purported transfer that is not in compliance with this Section will be void.

      In addition, Party A may transfer this Agreement without the prior written consent of the Securities Administrator on behalf of Party B but with prior written notice to S&P, Fitch and the Securities Administrator, to an Affiliate of Party A that satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to Rating Agency Condition in relation to S&P, Fitch, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirements and provided that such transfer complies with the conditions set out in paragraphs (A) to (G) in the definition of Permitted Transfer below.

      Permitted Transfer means a transfer by novation by Party A to a transferee (the "Transferee") of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (A) the Transferee is an Eligible Replacement; (B) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (C) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; (D) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (E) the Transferee contracts with Party B pursuant to a written instrument (the "Transfer Agreement") (a) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) and Part 5(t) are not modified) and any other representations regarding the status of the substitute counterparty, notice information and account details, and (ii) each Rating Agency has been given prior written notice of such transfer, or (b) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, and (ii) the Rating Agency Condition has been satisfied with respect to each Rating Agency; (F) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); and (G) such transfer otherwise complies with the terms of the PSA.

      Party B will at Party A's written request and at Party A's expense execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any Permitted Transfer under this Section 7."

(f) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, a Relevant Entity (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in
      (A) any case or proceeding voluntarily filed or commenced by Party B or
      (B) any involuntary insolvency proceeding filed or commenced by a Person other than a Relevant Entity, (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding, or (iii) from taking any action (not otherwise mentioned in this paragraph) which will prevent an impairment of any right afforded to it under the PSA as a third party beneficiary. This provision shall survive termination of this Agreement.

(g) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

      "to another account in the same legal and tax jurisdiction as the original account"

(h) Amendment to PSA. Party B will provide prior written notice to Party A of any proposed amendment or modification to the PSA and Party B will obtain the prior written consent of Party A (such consent not to be unreasonably withheld) to any such amendment or modification where such consent is required under the terms of the PSA.

(i) No Set-off. Except as expressly provided for in Section 2(c) or Section 6(e) hereof and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(j) Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this
      Part 5(j) shall not constitute an Event of Default or a Termination Event.

(k) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the PSA, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates (other than information provided in writing by Party A for purposes of the disclosure document relating to the Certificates); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(l)   Rating Agency Approval of Amendment. In addition to the requirements of
      Section 9, this Agreement will not be amended unless Party B shall have obtained satisfaction of the Rating Agency Condition with respect to each Rating Agency.

(m) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(n) Limited Recourse. The liability of Party B in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets of Party B and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the PSA. Upon application of all of the assets of Party B (and proceeds thereon) in accordance with the PSA, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. It is understood that the foregoing provisions shall not (i) prevent recourse against Party B for the sums due or to become due under any security, instrument or agreement which is part of Party B (subject to the priority of payments set forth in the PSA) or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until the proceeds of Party B's assets have been applied in accordance with the PSA.

(o) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(q) Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(r) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(s) Escrow Payments. If (whether by reason of the time difference between the cities in which payments or deliveries are to be made or otherwise) it is not possible for simultaneous payments or deliveries to be made on any date on which both parties are required to make payments or deliveries hereunder, either party may at its option and in its sole discretion notify the other party (Section 2(b) of this Agreement notwithstanding) that payments or deliveries on that date are to be made in escrow (such party being the "Appointing Party"). In this case, deposit of the payment or delivery due earlier on that date will be made by 2:00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the Appointing Party, accompanied by irrevocable payment or delivery instructions (i) to release the deposited payment or delivery to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment or delivery from the other party on the same date accompanied by irrevocable payment or delivery instructions to the same effect, or (ii) if the required deposit of the corresponding payment or delivery is not made on that same date, to return the payment or delivery deposited to the party that paid or delivered it into escrow. The Appointing Party will pay all costs of the escrow arrangements. The Appointing Party will bear the risk of any failure of the entity it nominates to be its escrow agent to fully and promptly perform the obligations of such escrow agent as contemplated in this Part 5(s) Any amounts payable or deliveries to be made under this Agreement by the Appointing Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the Appointing Party as of such date (assuming timely payment or delivery on the due date of amounts payable or deliveries to be made by the other party hereto). Any amounts or deliveries due from the other party, which have been paid or delivered to the escrow agent in accordance with this Part 5(s) (and any instructions in connection therewith given to the other party by the Appointing Party) shall be treated as having been paid or delivered by such other party and received by the Appointing Party as of the date on which they were paid or delivered to the Appointing Party's escrow agent. The Appointing Party shall cause the escrow arrangements to provide that the other party shall be entitled to interest on any payment due to be deposited first for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by to the other party 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.

(t) Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax. Section 2(d)(ii) shall not apply to Party B as Y.

(u)   [Reserved]

(v) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A's rights and obligations with respect to this Agreement in accordance with Part 5(e) above) unless each Rating Agency has been given prior written notice of such amendment, designation or transfer.

(w) Applicable Rating Agency. Rating triggers and other Rating Agency-related provisions herein apply only for so long as that particular Rating Agency is rating the securities to which this Transaction applies.

(x) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
      Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by any party that has entered into a Replacement Transaction with Party B, then such Unfunded Amount, together with Interest thereon, shall be due on the Business Day prior to the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with
      Section 6(d)(ii), and on the Business Day prior to any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(y)   Safe Harbors. Each party to this Agreement acknowledges that:

      (i) This Agreement, including any Credit Support Document, is a "master netting agreement" as defined in the U.S. Bankruptcy Code, as amended (the "Code"), and this Agreement, including any Credit Support Document, and each Transaction hereunder is of a type set forth in Section 561(a)(1)-(6) of the Code;

      (ii) Party A is a "master netting agreement participant" and/or a "swap participant" as defined in the Code;

      (iii) The remedies provided herein, and in any Credit Support Document, are the remedies referred to in Section 561(a), Sections 362(b)(6), (7),
      (17) and (27), and Section 362(o) of the Code;

      (iv) All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document or any Transaction hereunder are "margin payments," "settlement payments" and/or "transfers" under Sections 546(e), (f), (g) or (j), and under Section 548(d)(2) of the Code; and

      (v) Each obligation under this Agreement, any Credit Support Document or any Transaction hereunder is an obligation to make a "margin payment," "settlement payment" and/or "payment" within the meaning of Sections 362, 560 and 561 of the Code.

(z)   Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended
      (i) by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and the words ", which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed" and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

(aa)  Reserved.

(bb)  Reserved.

(cc)  Compliance with Regulation AB.

      (i)Party A agrees and acknowledges that Depositor ("Depositor") is required under Regulation AB to disclose certain information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" under this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day during the period for which Party B is required to file information with the Securities Exchange Commission pursuant to Item 1115 of Regulation AB, Depositor requests (in writing) from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB as a result of the aggregate "significance percentage" representing 10% or more) (the "Swap Financial Disclosure").

      (iii) Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall (a) provide to Depositor the Swap Financial Disclosure, (b) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Rating Agencies, provided, that satisfaction of the Rating Agency Condition in relation to Fitch and S&P shall be required for any transfer of any Transactions under this clause (iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) and Part 5(t) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to Fitch with respect thereto), which entity (or a guarantor therefor) meets or exceeds the Hedge Counterparty Ratings Requirement and which entity is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB or (c) only if sufficient to satisfy the requirements of
      Item 1115 of Regulation AB that are applicable to Party A as determined by the Depositor in its sole discretion, obtain a guaranty of the Party A's obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of
      Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable with respect to the Counterparty, and cause such affiliate to provide Swap Financial Disclosure or (d) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the "significance percentage" (determined by the Sponsor, acting reasonably and in good faith) below the requirements of Item 1115(b)(1). If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

      As used in this Agreement, the term "Regulation AB" means Subpart 229.1100
      - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.229.1100-229.1123, as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531, (January 7,
      2005) or by the staff of the Securities and Exchange Commission, or as may be provided in writing by the Securities and Exchange Commission or its staff from time to time.

(dd) Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by the Securities Administrator not in its individual or corporate capacity but solely as securities administrator on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Securities Administrator but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Securities Administrator, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Securities Administrator be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA. Notwithstanding the foregoing (or anything to the contrary in this Agreement), the Securities Administrator shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

(ee) Capacity. Party A represents to Party B that it is entering into the Agreement as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement it is entering into the Agreement and the Transaction not in its individual capacity, but solely as Securities Administrator on behalf of the Trust. Party A is acting for its own account and with respect to Party B, the Securities Administrator is executing this Agreement not in its individual capacity, but solely as Securities Administrator on behalf of the Trust.

                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

     Credit Suisse International       Wells Fargo Bank, N.A., not in its
                                       individual capacity but solely as
                                       Securities Administrator on behalf
                                            of ABFC 2007-WMC1 Trust

By: /s/ Barry Dixon                    By: /s/ Raymond Delli Colli
   -----------------------------------    --------------------------------------
Name: Barry Dixon                      Name: Raymond Delli Colli
Title: Authorized Signatory            Title: Vice President




By: /s/ Marleen Nobile
   -----------------------------------
Name: Marleen Nobile
Title: Authorized Signatory

                           CREDIT SUISSE INTERNATIONAL
                                One Cabot Square
                                 London E14 4QJ
                   Fax: 44-20-7888-2686/Phone: 44-20-7888-8888


DATE: November 05, 2007

TO: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator on behalf of ABFC 2007-WMC1 Trust ("Party B")

FROM: Credit Suisse International ("Party A")

RE:   Swap Transaction

Our Reference No: External ID: 53315231N / Risk ID: 448096010

Dear Sir or Madam:

      The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

      The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the 1992 ISDA Master Agreement dated as of November 05, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      Party A and Party B each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

      General Terms

      Trade Date:                           October 30, 2007

      Effective Date:                       November 05, 2007

      Termination Date:                     October 25, 2011,  subject to
                                            adjustment  in  accordance  with the
                                            Following Business Day Convention

      Notional Amount:                      See Amortization Schedule,
                                            Schedule A


      Fixed Amounts:

            Fixed Rate Payer:               Party B

            Fixed Rate Payer   Payment      The Business Day prior to each Fixed
            Dates:                          Rate Payer Period End Date

            Fixed Rate Payer Period End     The 25th day of each month of each
            Dates:                          year,  commencing on November
                                            25, 2007 to and including the
                                            Termination Date, in each case,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention, using No Adjustment of
                                            Period End Dates and No Adjustment
                                            to the Termination Date in respect
                                            of the final Fixed Rate Payer
                                            Calculation Period

            Initial Fixed Rate Payer        From and including the Effective
            Calculation Period:             Date up to but excluding  November
                                            25, 2007

            Fixed Rate                      4.48%

            Fixed Rate Day Count            30/360

            Fraction:

      Floating Amounts:

            Floating Rate Payer:            Party A

            Floating Rate Payer Payment     Each Fixed Rate Payer Payment Date
            Dates:

            Floating Rate Payer Period      The 25th day of each month of each
            End Dates:                      year, commencing on November 25,
                                            2007 to and including the
                                            Termination Date, in each case,
                                            subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention

            Initial Floating Rate           From and including the Effective
            Payer Calculation Period:       Date up to but excluding November
                                            25, 2007, subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention

            Floating Rate Option:           USD-LIBOR-BBA; provided, however,
                                            that in respect of the initial
                                            Calculation Period, Linear
                                            Interpolation shall apply based upon
                                            a Designated Maturity of 2 weeks and
                                            a Designated Maturity of 1 month

            Designated Maturity:            One month (except as noted above)

            Spread:                         None

            Floating Rate Day Count         Actual/360

            Fraction:

            Reset Dates:                    The first day of each Calculation
                                            Period
            Compounding:                    Inapplicable

            Business Days:                  New York

2.    Procedural Terms:

      Calculation Agent:                    Party A
      Offices:                              The Office of Party A for the Swap
                                            Transaction is London

      Account Details:

            Payments to Party A:            The Bank of New York

                                            Fed Wire ABA: 021 000 018

                                            CHIPS ABA: 001

                                            Account Number: 890-0360-968

            Payments to Party B:            Wells Fargo Bank, NA
                                            San Francisco, California
                                            ABA 121 000 248
                                            Account Number: 3970771416
                                            Account Name: Corporate Trust
                                                          Clearing
                                            FFC: 531 75301  -  ABFC 2007-WMC1
                                                 Swap Account

For the purpose of facilitating this Transaction, an Affiliate of Credit Suisse International, which is organized in the United States of America (the "Agent"), has acted as agent for Credit Suisse International. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B on request.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us.


CREDIT SUISSE INTERNATIONAL

By: /s/ Barry Dixon
    ----------------------------------------
    Authorized Signatory

By: /s/ Marleen Nobile
    ----------------------------------------
    Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF ABFC 2007-WMC1 TRUST


By: /s/ Raymond Delli Colli
   -------------------------------------
     Name: Raymond Delli Colli
     Title: Vice President

     Our Reference No: External ID: 53315231N / Risk ID: 448096010

SCHEDULE to the Confirmation dated as of November 05, 2007,
Re: Reference Number 53315231N/448096010

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention in respect of the Floating Rate Payer Calculation Periods

    Period Date from and          Period Date to and
         including:                   Excluding           Notional Amount (USD):
--------------------------- ----------------------------- ----------------------
         11/5/2007                   11/25/2007              1,451,313,000.00
--------------------------- ----------------------------- ----------------------
        11/25/2007                   12/25/2007              1,414,788,904.00
--------------------------- ----------------------------- ----------------------
        12/25/2007                   1/25/2008               1,374,909,137.00
--------------------------- ----------------------------- ----------------------
         1/25/2008                   2/25/2008               1,332,776,100.00
--------------------------- ----------------------------- ----------------------
         2/25/2008                   3/25/2008               1,287,164,780.00
--------------------------- ----------------------------- ----------------------
         3/25/2008                   4/25/2008               1,241,207,955.00
--------------------------- ----------------------------- ----------------------
         4/25/2008                   5/25/2008               1,196,736,474.00
--------------------------- ----------------------------- ----------------------
         5/25/2008                   6/25/2008               1,153,714,914.00
--------------------------- ----------------------------- ----------------------
         6/25/2008                   7/25/2008               1,112,095,808.00
--------------------------- ----------------------------- ----------------------
         7/25/2008                   8/25/2008               1,071,833,351.00
--------------------------- ----------------------------- ----------------------
         8/25/2008                   9/25/2008               1,032,883,230.00
--------------------------- ----------------------------- ----------------------
         9/25/2008                   10/25/2008               995,189,477.00
--------------------------- ----------------------------- ----------------------
        10/25/2008                   11/25/2008               958,725,318.00
--------------------------- ----------------------------- ----------------------
        11/25/2008                   12/25/2008               923,426,087.00
--------------------------- ----------------------------- ----------------------
        12/25/2008                   1/25/2009                889,284,286.00
--------------------------- ----------------------------- ----------------------
         1/25/2009                   2/25/2009                856,226,973.00
--------------------------- ----------------------------- ----------------------
         2/25/2009                   3/25/2009                597,026,348.00
--------------------------- ----------------------------- ----------------------
         3/25/2009                   4/25/2009                257,824,793.00
--------------------------- ----------------------------- ----------------------
         4/25/2009                   5/25/2009                238,882,732.00
--------------------------- ----------------------------- ----------------------
         5/25/2009                   6/25/2009                222,587,602.00
--------------------------- ----------------------------- ----------------------
         6/25/2009                   7/25/2009                211,850,347.00
--------------------------- ----------------------------- ----------------------
         7/25/2009                   8/25/2009                204,286,961.00
--------------------------- ----------------------------- ----------------------
         8/25/2009                   9/25/2009                196,914,685.00
--------------------------- ----------------------------- ----------------------
         9/25/2009                   10/25/2009               189,944,215.00
--------------------------- ----------------------------- ----------------------
        10/25/2009                   11/25/2009               183,229,750.00
--------------------------- ----------------------------- ----------------------
        11/25/2009                   12/25/2009               176,715,992.00
--------------------------- ----------------------------- ----------------------
        12/25/2009                   1/25/2010                170,401,232.00
--------------------------- ----------------------------- ----------------------
         1/25/2010                   2/25/2010                164,183,186.00
--------------------------- ----------------------------- ----------------------
         2/25/2010                   3/25/2010                150,917,766.00
--------------------------- ----------------------------- ----------------------
         3/25/2010                   4/25/2010                138,369,369.00
--------------------------- ----------------------------- ----------------------
         4/25/2010                   5/25/2010                133,161,410.00
--------------------------- ----------------------------- ----------------------
         5/25/2010                   6/25/2010                128,574,313.00
--------------------------- ----------------------------- ----------------------
         6/25/2010                   7/25/2010                124,152,115.00
--------------------------- ----------------------------- ----------------------
         7/25/2010                   8/25/2010                119,888,684.00
--------------------------- ----------------------------- ----------------------
         8/25/2010                   9/25/2010                115,778,124.00
--------------------------- ----------------------------- ----------------------
         9/25/2010                   10/25/2010               111,814,764.00
--------------------------- ----------------------------- ----------------------
        10/25/2010                   11/25/2010               107,993,148.00
--------------------------- ----------------------------- ----------------------
        11/25/2010                   12/25/2010               104,308,026.00
--------------------------- ----------------------------- ----------------------
        12/25/2010                   1/25/2011                100,754,349.00
--------------------------- ----------------------------- ----------------------
         1/25/2011                   2/25/2011                 97,327,259.00
--------------------------- ----------------------------- ----------------------
         2/25/2011                   3/25/2011                 94,022,082.00
--------------------------- ----------------------------- ----------------------
         3/25/2011                   4/25/2011                 90,834,322.00
--------------------------- ----------------------------- ----------------------
         4/25/2011                   5/25/2011                 87,759,653.00
--------------------------- ----------------------------- ----------------------
         5/25/2011                   6/25/2011                 84,793,912.00
--------------------------- ----------------------------- ----------------------
         6/25/2011                   7/25/2011                 81,933,093.00
--------------------------- ----------------------------- ----------------------
         7/25/2011                   8/25/2011                 79,173,345.00
--------------------------- ----------------------------- ----------------------
         8/25/2011                   9/25/2011                 76,510,957.00
--------------------------- ----------------------------- ----------------------
         9/25/2011                   10/25/2011                73,942,361.00
--------------------------- ----------------------------- ----------------------

                             Elections and Variables
                        to the ISDA Credit Support Annex
                          dated as of November 5, 2007
                                     between

                                                        Wells Fargo Bank, N.A., not in its individual capacity but
      Credit Suisse International               and        solely as Securities Administrator on behalf of ABFC
                                                                       2007-WMC1 Trust (the "Trust")
_______________________________________                          _________________________________________
              ("Party A")                                                       ("Party B")


Paragraph 13.

(a)   Security Interest for "Obligations".

      The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: None.

      With respect to Party B: None.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

                  (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on each Valuation Date";

                  (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted in its entirety and replaced with the following:

                        "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of:

                        (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party; and

                        (2) the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party"; and

                  (III) if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor's Minimum Transfer Amount, the Pledgor will transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b), except that:

                  (I) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted in its entirety and replaced with the following:

                        "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of:

                        (1) the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date; and

                        (2) the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date"; and

                        (II) in no event shall the Secured Party be required to transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

            (C) Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

            (D)   The term "Credit Support Amount" shall not apply.

            (E)   S&P Credit Support Amount means, for any Valuation Date:

                  (i) if the S&P Threshold for such Valuation Date is zero and an S&P Ratings Event has not been continuing 10 Local Business Days, an amount equal to the Secured Party's Exposure;

                  (ii) if the S&P Threshold for such Valuation Date is zero and an S&P Ratings Event has been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party's Exposure; or

                  (iii) if the S&P Threshold is infinity, zero.

            (F)   Fitch Credit Support Amount means, for any Valuation Date:

                  (i) if the Fitch Threshold for such Valuation Date is zero, an amount equal to the sum of (1) Secured Party's Exposure and (2) the sum, for each Transaction to which this Annex relates, of the product of (a) the related Fitch Volatility Buffer for such Transaction and (b) the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date;

                  (ii)  if the Fitch Threshold is infinity, zero.

            (G)   Certain definitions:

                  S&P Value means, on any date and with respect to any Eligible Collateral, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral, or, in the case of Cash, the amount thereof, and (y) the S&P Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii)(A).

                  Fitch Value means, subject to Paragraph 13(c)(v), on any date and with respect to any Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the Fitch Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii)(B).

(ii) Eligible Collateral. On any date, the following items will qualify as "Eligible Collateral" for Party A (all Eligible Collateral to be denominated in USD):

      (A)   Valuation Percentage S&P

                  ----------------------------------------------------------------- ------------------- -------------
                                                                                            S&P
                                            Instrument                               Collateralization   S&P Ratings
                                                                                           Event            Event
                  ----------------------------------------------------------------- ------------------- -------------

                  ----------------------------------------------------------------- ------------------- -------------
                  (i)      Cash                     100%             80%
                  ----------------------------------------------------------------- ------------------- -------------

                  ----------------------------------------------------------------- ------------------- -------------

                  (ii)     Coupon-bearing negotiable debt obligations issued
                           98.0% 78.4% after  18 July  1984 by the  U.S.
                           Treasury Department having a residual maturity on
                           such date of less than 5 years
                  ----------------------------------------------------------------- ------------------- -------------

                  ----------------------------------------------------------------- ------------------- -------------
                  (iii)    Coupon-bearing   negotiable  debt  obligations   issued        92.6%            74.1%
                           after  18 July  1984 by the  U.S.  Treasury  Department
                           having a  residual  maturity  on such date  equal to or
                           greater than 5 years but less than or equal to 10 years
                  ----------------------------------------------------------------- ------------------- -------------

                  S&P Valuation Percentage means, with respect to a Valuation Date and each instrument in the above table (i) so long as the S&P Threshold for such Valuation Date is zero and an S&P Ratings Event has not been continuing for 10 Local Business Days, the corresponding percentage for such instrument in the column headed "S&P Collateralization Event" or (ii) so long as the S&P Threshold for such Valuation Date is zero and an S&P Ratings Event has been continuing for at least 10 Local Business Days, the corresponding percentage in the column headed "S&P Ratings Event."

                  (B)      Valuation Percentage Fitch

                  ----------------------------------------------------------------- -------------------
                                                                                          Fitch

                                             Instrument                                 Valuation

                                                                                        Percentage
                  ----------------------------------------------------------------- -------------------

                  ----------------------------------------------------------------- -------------------
                  (i)      Cash                                                           100%

                  ----------------------------------------------------------------- -------------------

                  ----------------------------------------------------------------- -------------------
                  (ii)     Negotiable debt obligations issued after 18 July 1984          98.0%
                           by the U.S. Treasury Department having a residual
                           maturity on such date of less than 1 year
                  ----------------------------------------------------------------- -------------------

                  ----------------------------------------------------------------- -------------------
                  (iii)    Coupon-bearing negotiable debt obligations issued              98.0%
                           after 18 July 1984 by the U.S. Treasury Department
                           having a residual maturity on such date equal to or
                           greater than 1 year but less than 5 years
                  ----------------------------------------------------------------- -------------------

                  ----------------------------------------------------------------- -------------------
                  (iv)     Coupon-bearing negotiable debt obligations issued              92.6%
                           after 18 July 1984 by the U.S. Treasury Department
                           having a residual maturity on such date equal to or
                           greater than 5 years but less than 10 years
                  ----------------------------------------------------------------- -------------------

                  Fitch Valuation Percentage means, with respect to a Valuation Date and each instrument in the above table, the corresponding percentage for such instrument in the column headed "Fitch Valuation Percentage."

(iii) Other Eligible Support. None.

(iv)  Thresholds.

      (A)   "Independent Amount" means with respect to Party A: Not applicable.

            "Independent Amount" means with respect to Party B: Not applicable.

      (B) "S&P Threshold" means, with respect to Party A and any Valuation Date, if an S&P Collateralization Event has occurred and is continuing and such Collateralization Event, has been continuing for at least 10 Local Business Days or since this Annex was executed, zero; otherwise, infinity or if an S&P Ratings Event has occurred and has been continuing for at least 10 Local Business Days, zero; otherwise, infinity.

      (C) "Fitch Threshold" means, with respect to Party A and any Valuation Date, if a Fitch Collateralization Event has been continuing for at least 10 local Business Days or since this Annex was executed, zero; otherwise, infinity or if a Fitch Ratings Event has occurred and has been continuing for at least 10 Local Business Days, zero; otherwise, infinity.

      (D) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Outstanding Principal Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

      (E) Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means the Calculation Agent. Calculations by the Valuation Agent will be made by reference to commonly accepted market sources.

      (ii) "Valuation Date" means any Local Business Day on which any of the S&P Threshold or the Fitch Threshold is zero.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of S&P Value and Fitch Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which no Relevant Entity has credit ratings from Fitch at least equal to (i) a long-term unsecured and unsubordinated debt rating from Fitch of "BBB+" and (ii) a short-term unsecured and unsubordinated debt rating from Fitch of "F2", the Valuation Agent shall (A) calculate the Fitch Value of Posted Credit Support and the Secured Party's Exposure on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each month one external mark for each Transaction to which this Annex relates and for all Posted Credit Support. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in place of Party A, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any annual period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each month shall be considered a Valuation Date) the Secured Party's Exposure and the Fitch Value of Posted Collateral based on the greater of the Valuation Agent's internal marks and the external mark received.

(d)   Conditions Precedent and Secured Party's Rights and Remedies.

      No events shall constitute a "Specified Condition."

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the S&P Value or Fitch Value, as applicable, of Eligible Collateral and Posted Collateral will be calculated as follows:

            (A)   with respect to any Cash; the amount thereof; and

            (B) with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable S&P Valuation Percentage or Fitch Valuation Percentage, as the case may be, or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable S&P Valuation Percentage or Fitch Valuation Percentage, as the case may be, or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable S&P Valuation Percentage or Fitch Valuation Percentage, as the case may be; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply, provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians:

            The Securities Administrator will be entitled to hold Posted Collateral pursuant to Paragraph 6(b). If at any time the Securities Administrator does not have a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or if there is no short-term rating, a long-term rating of "A+", the Securities Administrator shall, within 60 calendar days of such rating downgrade, be replaced as custodian by an entity with a short-term unsecured and unsubordinated debt rating of at least "A-1" from S&P (or if there is no short-term rating, a long-term rating of "A+").

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B; provided, however, that if Party A delivers Posted Collateral in book-entry form, then Paragraph 6(c)(ii) will apply to Party B and its Custodian, and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)   Additional Representation(s).

      There are no additional representations by either party.

(j)   Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

      (i)   shall be given to or made at the following addresses:

      If to Party A:

                  Address:          One Cabot Square
                                    London E14 4QJ
                                    England

                  Telephone:        44 20 7888 3083
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

      If to Party B:

                  As set forth in Part 4(a) of the Schedule;

      or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

            (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)   Address for Transfers.

      Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

      Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(l)   Other Provisions.

      (i)   Additional Definitions

            As used in this Annex:

            "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

            "Exposure" has the meaning specified in Paragraph 10 except that, at the end of the definition of Exposure, the words "with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement" shall be added.

            "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

            "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent; and

      (ii)  Events of Default

            Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if a Fitch Ratings Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Ratings Event first occurred.

      (iii) Return of Fungible Securities

            In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

      (iv)  Covenants of the Pledgor

            So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

      (v)   No Counterclaim

            A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

      (vi)  Security and Performance

            Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

      (vii) Agreement as to Single Secured Party and Pledgor

            Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

      (viii) Expenses.

            Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

      (ix) "Fitch Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table:

            --------------------------- -------- -------- -------- -------- ------- -------- -------- --------
            Remaining Weighted          1        2        3        4        5       6        7        8
            Average Maturity of such
            Transaction (years)
            --------------------------- -------- -------- -------- -------- ------- -------- -------- --------
            Volatility Buffer: %        0.8      1.7      2.5      3.3      4.0     4.7      5.3      5.9
            --------------------------- -------- -------- -------- -------- ------- -------- -------- --------
            --------------------------- --------- --------- --------- ---------- --------- --------- ---------
            Remaining Weighted          9         10        11        12         13        14        15 or
            Average Maturity of such                                                                 more
            Transaction (years)
            --------------------------- --------- --------- --------- ---------- --------- --------- ---------
            Volatility Buffer: %        6.5       7.0       7.5       8.0        8.5       9.0       9.5
            --------------------------- --------- --------- --------- ---------- --------- --------- ---------

      (x) "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

      (xi)  [Reserved]

      (xii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value and a Fitch Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value and Fitch Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value or Fitch Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value and Fitch Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value or Fitch Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value or Fitch Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value or Fitch Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value and Fitch Value."

                                                          Wells Fargo Bank, N.A., not in its individual capacity
                                                         but solely as Securities Administrator on behalf of ABFC
             Credit Suisse International                                     2007-WMC1 Trust

By: /s/ Barry Dixon                                     By: /s/ Raymond Delli Colli
   ---------------------------------------------------     ----------------------------------------------------
Name: Barry Dixon                                       Name: Raymond Delli Colli
Title: Authorized Signatory                             Title: Vice President


By: /s/ Marleen Nobile
   ---------------------------------------------------
Name: Marleen Nobile
Title: Authorized Signatory